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                            ARTHUR ANDERSEN LLP




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-9732, No. 33-29681, No. 33-47629, No. 33-64044, No. 33-51877, No.
33-55805 and No. 33-57719.


                                           ARTHUR ANDERSEN LLP


Detroit, Michigan,
   March 14, 1995.

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